UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 ____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On August 23, 2022, TRACON Pharmaceuticals, Inc. (the “Company”) and Silicon Valley Bank (“SVB”) terminated the Amended and Restated Loan and Security Agreement, dated as of May 13, 2015 and amended on August 9, 2016, January 25, 2017, May 3, 2018 and April 10, 2020 (as amended, the “SVB Loan Agreement”), by and between the Company, as borrower, and SVB, as lender, pursuant to a termination letter (the “Termination Letter”) in accordance with the terms of the SVB Loan Agreement. Pursuant to the Termination Letter and the SVB Loan Agreement, the Company continues to be bound by certain terms under the SVB Loan Agreement that customarily survive the termination of similar agreements, including, without limitation, certain indemnification obligations. The SVB Loan Agreement provided for advances to the Company from time to time, the most recent of which was an advancement in the aggregate principal amount of $7.0 million. As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and filed with the U.S. Securities and Exchange Commission on August 10, 2022, in June 2022, such advancement matured in accordance with its terms, and the Company made a final payment of $0.3 million to SVB associated with the payoff thereof. As of the date of the Termination Letter, the Company had no amounts due or owed to SVB under the SVB Loan Agreement for any principal, interest, or other amounts. Because there remains no outstanding amounts under the SVB Loan Agreement and because the Company does not plan to request any further advancements under the SVB Loan Agreement, the Company and SVB have decided to terminate the SVB Loan Agreement. The termination of the SVB Loan Agreement does not affect the letter of credit dated December 12, 2016 issued by SVB to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2022	TRACON Pharmaceuticals, Inc.

	By:	/s/ Charles P. Theuer, M.D., Ph.D.
	Name:	Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer